POWER OF ATTORNEY

Know all by these presents, that the
undersigned hereby constitutes and
appoints Anthony W. Shurtz the
undersigned's true and lawful attorney-
in-fact to:

1)  execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director of Roberts Realty Investors, Inc. (the
"Company"), Forms 3, 4, and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the
rules thereunder;

2)  do and perform any and all acts for
an on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and

3)  take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to,
in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall remain in
full force and effect until the
undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 11th day of July
2006.


Charles S. Roberts
Signature


Charles S. Roberts
Name (please print)